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                                                                  Exhibit 10.115


9903.23-1
ac/msoffice/worddocs/spectran/reincentive7fin.323

                              RESTATED AND AMENDED

                        1991 INCENTIVE STOCK OPTION PLAN

                       (Amended effective March 18, 1999)


         1. Purpose of the Plan. The purpose of the Plan is to authorize the grant to directors and key employees of SpecTran Corporation (the "Corporation") or any present or future subsidiary thereof as hereinafter defined (any "subsidiary") of options to purchase shares of Common Stock of the Corporation and thus benefit the Corporation by giving such persons a greater personal interest in the success of the enterprise and an added incentive to continue and advance in their employment.

         2. Administration. Except as provided in paragraph 4.2 hereof, the Plan shall be administered by a committee (the "Committee") to be appointed from time to time by the Corporation's Board of Directors and to consist of not less than three of the then members of the Board, none of whom shall be an officer or other employee of the Corporation. The Corporation shall effect the grant of options under the Plan, in accordance with determinations made by the Committee, except as provided in paragraph 4.2 hereof, pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if made by a majority vote at a meeting duly called and held. The Committee may appoint a Secretary, shall keep minutes of its meetings and shall have full power to make and amend such rules and regulations for the conduct of its business and for the administration of the Plan as it shall deem appropriate. The interpretation and construction by the Committee of any provision of the Plan and of the options granted thereunder shall, unless otherwise determined by the Board of Directors, be final and conclusive on all persons having any interest thereunder.

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         3. Shares Subject to Plan.  Subject to adjustment  under the provisions of paragraph 12 hereof, the number of shares of the Corporation's Common Stock of the par value of $10 per share which may be issued and sold under the Plan will not exceed 1,200,490 shares, of which no more than 89,000 shares may be issued pursuant to paragraph 4.2 hereof. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Corporation, and such shares will not be offered to the Corporation's stockholders prior to their issuance under the Plan. If options granted under the Plan shall terminate or expire without being wholly exercised, new options may be granted under the Plan covering the number of shares to which such termination, expiration or surrender relates. The Corporation shall not, upon the exercise of any option, be required to issue or deliver any shares of stock prior to (a) the admission of such shares to listing on any stock exchange on which the Corporation's Common Stock is then listed and (b) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable.

             4.      Eligibility.

             4.1 Eligible Grantees. Options may be granted only to key employees of the Corporation or any subsidiary who, in the judgment of the Committee, are responsible for the management of the enterprise. In addition, non-qualified options may be granted to members of the Board who are not full-time employees of the Corporation or any subsidiary ("outside directors") only as provided in paragraph 4.2 hereof. The terms "parent" and "subsidiary" as used in the Plan shall mean any corporation which is defined as a "parent corporation" or as a "subsidiary corporation" in the United States Internal Revenue Code of 1986, as amended (the "Code"). The term "key employees" as used in the Plan shall mean officers and other employees of the Corporation or any subsidiary (including officers who are also directors of the Corporation).

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                  Subject to the  foregoing  and to  paragraph  4.2 hereof,  the
Committee shall have full and final authority to determine the persons who are to be granted options under the Plan and the number of shares subject to each option; provided, however, that anything contained herein to the contrary notwithstanding, no employee of the Corporation or any subsidiary shall be granted an option under this Plan, if such employee at the time the option is proposed to be granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any parent or subsidiary unless the option price is at least 110% of the fair market value of the stock subject to the option and the option is not exercisable more than 5 years from the date it is granted.

             4.2 Non-Discretionary Option Grants to Outside Directors. (a) Any other provision of this Plan to the contrary notwithstanding, outside directors shall not be eligible to receive options under the Plan except pursuant to this paragraph 4.2. Options shall be granted pursuant to this paragraph only to persons who are serving as outside directors on the grant date.

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                  (b) Each outside  director shall receive an initial grant of a non-qualified option to purchase 5,000 shares of stock without any action by the Committee upon the earlier of the effective date of this Plan, or on the last business day in December in the year in which the outside director was elected a director by the stockholders for the first time. Subject to subparagraph (d) below, each initial grant of an option to purchase 5,000 shares shall be exercisable after the expiration of one year from the date of grant. No outside director shall receive more than one grant pursuant to this subparagraph.

                  (c) In addition to the initial grant, on the last business day of December in each year, each outside director shall without any action of the Committee be granted a non-qualified option to purchase 1,000 shares. Subject to subparagraph (d) below, each option to purchase 1,000 shares shall become exercisable in accordance with subparagraph (a) of paragraph 7 below.

                  (d) The grants referred to in this paragraph 4.2 shall be subject to adjustment in accordance with paragraph 12 hereof. The purchase price per share of the stock under each option granted pursuant to this paragraph 4.2 shall be equal to the fair market value of the stock on the date the option is granted. All options granted pursuant to this paragraph 4.2 shall expire on the tenth anniversary of the grant date. All options granted to an outside director shall, subject to the provisions of paragraph 10, become exercisable when such director ceases to serve as a director for any reason, as long as such director has then served as a director of the Company for two consecutive years, including, for this purpose, time served as a director before the adoption of this Plan.

         5. Types of Option: Incentive and Non-Qualified. An option granted by the Committee under this Plan shall, as determined by the Committee, be either

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an incentive stock option which conforms to the provisions of Section 422 of the
Code (an "incentive stock option") or an option which is not an incentive stock option (a "non-qualified option"). To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options that are granted after December 31, 1986 under the Plan (and all other stock option plans of the Corporation and any subsidiary or parent) are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options shall be treated as options which are not incentive stock options. The foregoing limitation shall be applied by taking into account the order in which they were granted.

         6. Price. Except as provided in paragraph 4.2, the purchase price under each option will be determined by the Committee but will not be less than 100% of the fair market value of the stock at the time of the grant of the option, as determined by the Committee in accordance with the applicable Code provisions and regulations. In no event shall the purchase price be less than the par value of the stock.

         7. Period of Option and Rights to Exercise. (a) Except as provided in paragraphs 4.2, 10 and 11 hereof, the option will be exercisable pursuant to a schedule that the Committee, in its discretion, may establish.

                  (a) Each option granted pursuant to this Plan will vest and be exercisable in any manner that the Committee, in its discretion, may establish, provided that if no vesting period or other restriction on vesting is specified in the resolution passed granting any option under this Plan, such option shall vest as set forth in Section 7(b).

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                  (b) If no vesting  schedule is  established  by the  Committee pursuant to Section 7(a), then the following will apply. The optionee must remain in the continuous employ of the Corporation and/or its subsidiaries for one year from the date his option is granted before he can exercise any part thereof. Thereafter, subject to the provisions of this Section and Sections 10 and 11 below, the option will be exercisable 33-1/3% after one year from grant, 66-2/3% after two years from grant, and 100% after three years from grant.

                  (c) The right to exercise an option granted to any employee will expire upon the expiration of ten years from the date the option was granted.

                  (d) The right to purchase the shares, including shares purchased on the exercise of options granted pursuant to paragraph 4.2 hereof, included in each installment is cumulative, i.e., once such right has become exercisable it may be exercised in whole at any time or in part from time to time until the expiration of the option.

                  (e) All options shall be exercisable in full upon the occurrence of a Change in Control of the Company. For purposes of this paragraph, a "Change in Control" shall be deemed to have occurred if (a) any "person" or "group" (as such terms are used in Section 13 (d)(3) and 14 (d)(2) of the Securities Exchange Act of 1934, as amended) other than the Company is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least 75 % of the directors of the Company then still in office who were directors of the Company at the beginning of the period.

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                  (f) The  shares  to be  purchased  upon each  exercise  of any option, including shares purchased on the exercise of options granted pursuant to paragraph 4.2 hereof, shall be paid for in full at the time of such exercise, such payment to be made in cash, in Common Stock of the Corporation owned by the optionee and having a fair market value on the date of exercise equal to the aggregate purchase price of the shares of Common Stock to be purchased upon such exercise, or in a combination of Common Stock owned by the optionee and cash. When payment is made in whole or in part with shares of Common Stock owned by the optionee, such shares as are surrendered by the optionee shall be exchanged share for share for an equal number of shares being issued upon the exercise of the option, but the aggregate fair market value of such surrendered shares shall be credited against the aggregate purchase price of all of the shares with respect to which the option is then being exercised.

                  Except for options granted pursuant to paragraphs 4.2 and 7(a) hereof, and except as provided in paragraphs 10 and 11 below, no option may be exercised unless the optionee is then in the employ of the Corporation or any subsidiary and shall have been continuously employed by one or more of the Corporation and its subsidiaries since the grant of his option. Absence on leave approved by an officer of the Corporation or of any subsidiary authorized to give such approval shall not be considered an interruption of employment for any purpose of the Plan.

                  (g) Subsequent to exercise of an option, in the event the optionee makes a "disqualifying disposition" (i.e., a disposition of shares received upon exercise of the option held less than two years from the date on which the option was granted, or less than one year from the date the shares were transferred to the optionee), the optionee shall so notify the Company, and shall pay the Company the amount equal to the withholding tax obligation of the Company with respect to said "disqualifying disposition".


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         8.  Non-Transferability  of Option.  No option  granted  under the Plan shall be transferable by the grantee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during the grantee's lifetime, only by the grantee.

         9. Registration Under the Securities Act of 1933. The Corporation contemplates having an effective Registration Statement under the United States Securities Act of 1933 at such time as options granted under the Plan are exercised.

         10. Termination of Employment. If an optionee shall cease to be employed by or serve as a director of the Corporation or any subsidiary for any reason (other than death), he may, but only within the period of three months next succeeding such cessation of employment or service as a director in no event after the expiration of ten years from the date the option was granted exercise his option if and to the extent that he was entitled to exercise it at the time of such cessation of employment or service as a director unless he was terminated for cause by the Corporation or any subsidiary. Any optionee whose employment with or service as a director of the Corporation or any subsidiary is terminated for cause shall lose the right to exercise any option granted under this Plan as of the date of notice of his termination.

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         11.  Death of an  Optionee.  In the event of the death of an  optionee, including an outside director, while in the employ of or serving as an outside director of the Corporation or any subsidiary or within the period of three months after cessation of such employment, the option theretofore granted to him shall be exercisable within, but only within, the period of one year next succeeding his death, and in no event after the expiration of ten years from the date of grant, and then only if and to the extent that the optionee would have been entitled to exercise if he had lived during said one-year period.

         12. Adjustment in Shares Subject to Plan. The options granted under the Plan shall contain such provisions as the Committee may determine with respect to adjustments to be made in the number and kind of shares covered by such options and in the option price in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Corporation; and in the event of any such change, the aggregate number and kind of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted.

         13. Period, Expiration and Termination of the Plan. Options may be granted under the Plan at any time prior to the tenth anniversary of the effective date of the Plan, on which anniversary the Plan will expire except as to options then outstanding thereunder, which options shall remain in effect until they have been exercised or have expired. The Plan (or, in accordance with paragraph 14, only paragraph 4.2) may be abandoned or terminated at any time by the Corporation's Board of Directors except with respect to any options then outstanding under the Plan.

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         14.  Amendment of the Plan. The  Corporation's  Board of Directors from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Corporation or any subsidiary, without action on the part of the stockholders of the Corporation, provided, however, that (subject to the provisions of paragraph 12 hereof) no such change or addition by the Board of Directors shall (a) impair without the consent of the optionee any option theretofore granted under the Plan or deprive any optionee of any shares of stock of the Corporation which he may have acquired through or as a result of the Plan, (b) increase the total number of shares which may be purchased under the Plan, (c) change the minimum purchase price, (d) extend the period during which any option may be granted or exercised, (e) withdraw the administration of the Plan from a Committee of Directors of the Corporation none of whose members is an officer or other employee of the Corporation or any subsidiary, or (f) change the provisions of the Plan relating to eligibility,
provided,   however,   that  the  Board  may  terminate  paragraph  4.2  without
stockholder approval and, provided further, that Section 4.2 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, or the rules thereunder.

         15. Substitution or Assumption of Options. Notwithstanding any other provision of the Plan to the contrary, by action of the Board of Directors, the Corporation or any of its subsidiaries may as an incident to or by reason of any corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, substitute new options on stock of the Corporation for options granted by another employer to its employees on stock of such employer or may assume options granted by another employer to its employees, at such purchase prices and under such conditions as may be permitted by Section 425 (a) of the Code, and the Committee is hereby expressly authorized to take such action as may be required to effectuate any such issuance or assumption. Shares of the Corporation subject to any option so issued or assumed shall be charged against the total number of shares available for issuance under the Plan.


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         16. Withholding and Reporting.  The Corporation's obligation to deliver shares of stock or make any payment upon the exercise of any option shall be subject to applicable federal, state and local tax withholding and reporting requirements.

         17. Effective Date of the Plan. The Plan shall become effective if and when the Corporation's Board of Directors declares the Plan operative and fixes an effective date therefor, provided that no option granted under the Plan may be exercised unless and until the Plan has been approved by the holders of a majority of the shares of Common Stock of the Corporation outstanding and entitled to vote at a stockholders' meeting.

         Approved by the stockholders of SpecTran Corporation on May 24, 1991, and adopted and declared effective by the Board of Directors of the Corporation on May 21, 1991. Amended by the stockholders of SpecTran Corporation on May 15, 1992, May 27, 1994, May 31, 1996 and May 29, 1998. Amended by the Board of Directors on January 25, 1999 and March 18, 1999.